Travelers Series Fund Inc.
on behalf of the
GT Global Strategic Income Portfolio

Supplement dated October 8, 1998 to the
Prospectus dated February 27, 1998

The following information replaces the discussion under "Management-The Sub-Advisers with respect to Chancellor LGT Asset
Management, Inc."

INVESCO (NY), Inc. INVESCO (NY), Inc. ("INVESCO") serves as Sub-Adviser to the GT Global Strategic Income Portfolio pursuant to a subadvisory agreement. Pursuant to the subadvisory agreement, TIA pays INVESCO an annual fee calculated at the rate of 0.375% of the Portfolio's average daily net assets, paid monthly.

INVESCO and its worldwide asset management affliliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world. INVESCO is located at 1166 Avenue of the Americas, New York, New York 10036. INVESCO is an indirectly wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe and a growing presence in Asia. As of August 31, 1998, AMVESCAP and its subsidiaries had in excess of $250 billion in assets under management.

In addition to the investment resources of its New York office, INVESCO draws upon the expertise, personnel, data and systems of other offices in Atlanta, Boston, Dallas, Denver, Houston, Louisville, Miami, Portland (Oregon), San Francisco, Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo, and Toronto. In managing the Portfolio, INVESCO employs a team approach, taking advantage of its investment resources around the world.

Cheng-Hock Lau, David Hughes and Craig Munro are responsible for the day-to-day management of the Portfolio. Mr. Lau has been the Chief Investment Officer for Global Fixed Income and Portfolio Manager for INVESCO since October 1996. From July 1995 to October 1996, he was the Senior Portfolio Manager for Global/International Fixed Income at INVESCO. Mr. Lau was employed by Chancellor Capital Management, Inc. ("Chancellor Capital") a predecessor company of INVESCO from July 1995 to October 1996. Prior thereto, Mr. Lau was a Senior Vice President and Senior Portfolio Manager for Fiduciary Trust Company International from 1993 to 1995 and Vice President at Bankers Trust Company from 1991 to 1993. David Hughes has been Head of Global Fixed Income, North America and Portfolio Manager for INVESCO since January 1998. Mr. Hughes was a Senior Portfolio Manager for Global/International Fixed Income at INVESCO from July 1995 to December 1997. From July 1995 to October 1996, Mr. Hughes was employed by Chancellor Capital. Prior thereto, he was an Assistant Vice President of the Fiduciary Trust Company International from 1994 to 1995 and Assistant Treasurer at Bankers Trust Company from 1991 to 1994. Craig Munro has been a Portfolio Manager for INVESCO since August 1997. Prior thereto he was Vice President and Senior Analyst in the Emerging Markets Group of the Global Fixed Income Division of Merrill Lynch Asset Management from 1993 to August 1997.


FD 01549
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